UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 5, 2024
SHORE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-22345	52-1974638
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)
18 E. Dover St., Easton, Maryland 21601
(Address of principal executive offices) (Zip Code)
(410) 763-7800
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $.01 per share	SHBI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 30, 2024, the SHBI Board approved and adopted an amendment to the Second Amended and Restated By-Laws (the “Bylaws Amendment”) to clarify in Section 2: Power and Duties of the Chairman and Vice Chairman, that the Chairman, or if the Chairman is not independent, then the Lead Director, shall be an ex-officio member of all the standing committees of the Board of Directors. The foregoing summary of the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which (marked to show changes from the prior version) is filed hereto as Exhibit 3.1 to this Current Report and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, SHBI’s shareholders voted on: (i) the election of four Class III directors to serve for a three-year term ending at the 2027 annual meeting of shareholders (Proposal 1); and (ii) the adoption of a non-binding advisory resolution approving the compensation of SHBI’s named executive officers (“NEOs”) (Proposal 2). These matters were submitted to a vote through the solicitation of proxies. Each of the proposals is described in further detail in SHBI’s Definitive Proxy Statement. Other than the two proposals addressed below and described in the SHBI’s Definitive Proxy Statement filed with the SEC on April 16, 2024, no other proposal was submitted at the Annual Meeting for shareholder action.
On the record date for the Annual Meeting, there were 33,210,522 shares of SHBI common stock issued, outstanding and entitled to vote. Shareholders holding 24,130,225 shares of SHBI common stock were present at the Annual Meeting, in person or represented by proxy.
Each of the two proposals that were voted on at the Annual Meeting were approved by SHBI’s shareholders. The results of the votes are set forth below:
Proposal 1 – To elect four Class III directors to serve for a three-year term ending at the 2027 annual meeting of shareholders.

	For	Against	Abstain
Alan J. Hyatt	16,603,107	7,471,157	55,961
Konrad M. Wayson	22,682,500	1,395,247	52,478
R. Michael Clemmer, Jr.	22,702,731	1,358,202	69,292
E. Lawrence Sanders, III	23,401,666	682,508	46,051
Proposal 2 – To adopt a non-binding advisory resolution approving the compensation of SHBI’s NEOs.

For	Against	Abstain
22,720,579	1,336,953	72,693

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.
The exhibits filed or furnished with this report are listed in the Exhibit Index.

Exhibit Number	Description
3.1	Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: June 5, 2024	By:	/s/ James M. Burke
James M. Burke
President and Chief Executive Officer
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